Exhibit 10.24(1)

Execution Version

FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT

THIS FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”), dated as of November 10, 2021 (the “Amendment Effective Date”), is made by and among SOC Telemed, Inc. (“SOC”), a Delaware corporation, Specialists On Call, LLC, a Delaware limited liability company, Avant Billing Services, Inc., a Delaware corporation, JSA Health Corporation, a Delaware corporation, JSA Health California, LLC, a Delaware limited liability company, Access Physicians Management Services Organization, LLC, a Texas limited liability company, and HEP AP-B Corp., a Delaware corporation (individually and collectively, jointly and severally, “Borrower”), SLR Investment Corp., a Maryland corporation (f/k/a Solar Capital Ltd., a Maryland corporation) (“SLR”), in its capacity as collateral agent (in such capacity, together with its successors and assigns in such capacity, “Collateral Agent”) and the Lenders listed on Schedule 1.1 of the Loan and Security Agreement (as defined below) or otherwise a party hereto from time to time including SLR in its capacity as a Lender (each a “Lender” and collectively, the “Lenders”).

WHEREAS, the Borrower, the Lenders and Collateral Agent are parties to a Loan and Security Agreement dated as of March 26, 2021 (as amended, restated, amended and restated, modified or supplemented from time to time, the “Loan and Security Agreement”);

WHEREAS, pursuant to Section 12.5 of the Loan and Security Agreement, the Borrower has requested that the Collateral Agent and Lenders make certain amendments to the Loan and Security Agreement as set forth herein; and

WHEREAS, the Collateral Agent and the Lenders have agreed to such requests, subject to the terms and conditions hereof.

NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the parties hereto agree as follows:

SECTION 1 Definitions; Interpretation.

(a) Terms Defined in Loan and Security Agreement. All capitalized terms used in this Amendment (including in the recitals hereof) and not otherwise defined herein shall have the meanings assigned to them in the Loan and Security Agreement (where the context so requires, as amended hereby).

(b) Interpretation. The rules of interpretation set forth in Section 1.1 of the Loan and Security Agreement shall be applicable to this Amendment and are incorporated herein by this reference.

SECTION 2 Amendments to the Loan and Security Agreement. In reliance on the representations, warranties, covenants and agreements contained in this Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the Loan and Security Agreement shall be amended effective as of the Amendment Effective Date in the manner provided in this Section 2.

(a) Amended and Restated Definition. The following definition contained in Section 1.4 of the Loan and Security Agreement is hereby amended and restated in its entirety to read in full as follows:

“Second Net Revenue Milestone” is the date that the Borrower has provided evidence reasonably satisfactory to Collateral Agent that Borrower has achieved, on or prior to June 20, 2022, Net Revenue greater than or equal to Fifty-One Million Five Hundred Thousand Dollars ($51,500,000), calculated on a trailing six month basis, subject to verification (including supporting documents) reasonably satisfactory to Collateral Agent.

(b) References Within Loan and Security Agreement. Each reference in the Loan and Security Agreement to “this Agreement” and the words “hereof,” “herein,” “hereunder,” or words of like import, shall mean and be a reference to the Loan and Security Agreement as amended by this Amendment. This Amendment shall be a Loan Document.

SECTION 3 Conditions of Effectiveness. The effectiveness of Section 2 of this Amendment shall be subject to the satisfaction of each of the following conditions precedent:

(a) This Amendment. Collateral Agent shall have received this Amendment, executed by Collateral Agent, the Lenders and the Borrower.

(b) Borrower shall have paid (i) all invoiced costs and expenses then due in accordance with Section 5(e), and (ii) all other fees, costs and expenses, if any, due and payable as of the Amendment Effective Date under the Loan and Security Agreement.

(c) Representations and Warranties; No Default. On the Amendment Effective Date, after giving effect to this Amendment:

(i) The representations and warranties contained in Section 4 of this Amendment shall be true and correct on and as of the Amendment Effective Date as though made on and as of such date; and

(ii) There exist no Events of Default or events that with the passage of time would result in an Event of Default.

SECTION 4 Representations and Warranties. To induce the Collateral Agent and the Lenders to enter into this Amendment, the Borrower hereby confirms, as of the date hereof, that the representations and warranties made by it in Section 5 of the Loan and Security Agreement and in the other Loan Documents are true and correct in all material respects; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; provided, further, that to the extent such representations and warranties by their terms expressly relate only to a prior date such representations and warranties shall be true and correct as of such prior date, and that no Event of Default has occurred and is continuing (b) that there has not been and there does not exist a Material Adverse Change; (c) Lenders have and shall continue to have valid, enforceable and perfected first-priority liens, subject only to Permitted Liens, on and security interests in the Collateral and all other collateral heretofore granted by Borrower to Lenders, pursuant to the Loan Documents or otherwise granted to or held by Lenders; (d) the agreements and obligations of Borrower contained in the Loan Documents and in this Amendment constitute the legal, valid and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors’ rights or by the application of general principles of equity; and (e) the execution, delivery and performance of this Amendment by Borrower will not violate any law, rule, regulation, order, contractual obligation or organizational document of Borrower and will not result in, or require, the creation or imposition of any lien, claim or encumbrance of any kind on any of its properties or revenues. For the purposes of this Section 4, each reference in Section 5 of the Loan and Security Agreement to “this Agreement,” and the words “hereof,” “herein,” “hereunder,” or words of like import in such Section, shall mean and be a reference to the Loan and Security Agreement as amended by this Amendment.

SECTION 5 Miscellaneous.

(a) Loan Documents Otherwise Not Affected; Reaffirmation; No Novation.

(i) Except as expressly amended pursuant hereto or referenced herein, the Loan and Security Agreement and the other Loan Documents shall remain unchanged and in full force and effect and are hereby ratified and confirmed in all respects. The Lenders’ and Collateral Agent’s execution and delivery of, or acceptance of, this Amendment shall not be deemed to create a course of dealing or otherwise create any express or implied duty by any of them to provide any other or further amendments, consents or waivers in the future.

(ii) The Borrower hereby expressly (1) reaffirms, ratifies and confirms its Obligations under the Loan and Security Agreement and the other Loan Documents, (2) reaffirms, ratifies and confirms the grant of security under Section 4.1 of the Loan and Security Agreement, (3) hereby reaffirms that such grant of security in the Collateral secures all Obligations under the Loan and Security Agreement, including without limitation any Term Loans funded on or after the Amendment Effective Date, as of the date hereof, and with effect from (and including) the Amendment Effective Date, such grant of security in the Collateral: (x) remains in full force and effect notwithstanding the amendments expressly referenced herein; and (y) secures all Obligations under the Loan and Security Agreement, as amended by this Amendment, and the other Loan Documents, (4) agrees that this Amendment shall be a “Loan Document” under the Loan and Security Agreement and (5) agrees that the Loan and Security Agreement and each other Loan Document shall remain in full force and effect following any action contemplated in connection herewith.

(iii) This Amendment is not a novation and the terms and conditions of this Amendment shall be in addition to and supplemental to all terms and conditions set forth in the Loan Documents. Nothing in this Amendment is intended, or shall be construed, to constitute an accord and satisfaction of Borrower’s Obligations under or in connection with the Loan and Security Agreement and any other Loan Document or to modify, affect or impair the perfection or continuity of Collateral Agent’s security interest in, (on behalf of itself and the Lenders) security titles to or other liens on any Collateral for the Obligations.

(b) Conditions. For purposes of determining compliance with the conditions specified in Section 3, each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless Collateral Agent shall have received notice from such Lender prior to the Amendment Effective Date specifying its objection thereto.

(c) Release. In consideration of the agreements of Collateral Agent and each Lender contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, on behalf of itself and its successors, assigns, and other legal representatives, hereby fully, absolutely, unconditionally and irrevocably releases, remises and forever discharges Collateral Agent and each Lender, and its successors and assigns, and its present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (Collateral Agent, Lenders and all such other persons being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which Borrower, or any of its successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the day and date of this Amendment, for or on account of, or in relation to, or in any way in connection with the Loan and Security Agreement, or any of the other Loan Documents or transactions thereunder or related thereto. Borrower understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release. Borrower agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above. The provisions of this section shall survive payment in full of the Obligations, full performance of all the terms of this Amendment and the other Loan Documents.

(d) No Reliance. The Borrower hereby acknowledges and confirms to Collateral Agent and the Lenders that the Borrower is executing this Amendment on the basis of its own investigation and for its own reasons without reliance upon any agreement, representation, understanding or communication by or on behalf of any other Person.

(e) Costs and Expenses. The Borrower agrees to pay to Collateral Agent within ten (10) days of its receipt of an invoice (or on the Amendment Effective Date to the extent invoiced on or prior to the Amendment Effective Date), the reasonable and documented out-of-pocket costs and expenses of Collateral Agent and the Lenders party hereto, and the reasonable and documented out-of-pocket fees and disbursements of counsel to Collateral Agent and the Lenders party hereto (including allocated costs of internal counsel), in connection with the negotiation, preparation, execution and delivery of this Amendment and any other documents to be delivered in connection herewith on the Amendment Effective Date or after such date.

(f) Binding Effect. This Amendment binds and is for the benefit of the successors and permitted assigns of each party.

(g) Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL IN ALL RESPECTS BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES that would result in the application of any laws other than the laws OF the State of New York), INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, REGARDLESS OF THE LOCATION OF THE COLLATERAL.

(h) Complete Agreement; Amendments. This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements with respect to such subject matter. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Amendment and the Loan Documents merge into this Amendment and the Loan Documents.

(i) Severability of Provisions. Each provision of this Amendment is severable from every other provision in determining the enforceability of any provision.

(j) Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, is an original, and all taken together, constitute one Amendment. Delivery of an executed counterpart of a signature page of this Amendment by facsimile, portable document format (.pdf) or other electronic transmission will be as effective as delivery of a manually executed counterpart hereof.

(k) Loan Documents. This Amendment and the documents related hereto shall constitute Loan Documents.

(l) Electronic Execution of Loan Documents. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Amendment and the transactions contemplated hereby (including without limitation assignments, assumptions, amendments, waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by Collateral Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

[Balance of Page Intentionally Left Blank; Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment, as of the date first above written.

BORROWER:
SOC TELEMED, INC.

By	/s/ Chris Gallagher
Name:	Chris Gallagher
Title:	Chief Executive Officer

SPECIALISTS ON CALL, LLC

By	/s/ Chris Gallagher
Name:	Chris Gallagher
Title:	President

AVANT BILLING SERVICES, INC.

By	/s/ Jeremy Hardin
Name:	Jeremy Hardin
Title:	VP Finance

JSA HEALTH CORPORATION

By	/s/ Jeremy Hardin
Name:	Jeremy Hardin
Title:	VP Finance

JSA HEALTH CALIFORNIA, LLC

By	/s/ Jeremy Hardin
Name:	Jeremy Hardin
Title:	VP Finance

ACCESS PHYSICIANS MANAGEMENT SERVICES ORGANIZATION, LLC

By	/s/ Chris Gallagher
Name:	Chris Gallagher
Title:	President

HEP AP-B CORP.

By	/s/ Chris Gallagher
Name:	Chris Gallagher
Title:	Authorized Signer

COLLATERAL AGENT:

SLR INVESTMENT CORP.

By	/s/ Anthony Storino
Name:	Anthony Storino
Title:	Authorized Signatory

[Signature Page to First Amendment to Loan and Security Agreement]

LENDERS:

SLR INVESTMENT CORP.

By	/s/ Anthony Storino
Name:	Anthony Storino
Title:	Authorized Signatory

SUNS SPV LLC

By	/s/ Anthony Storino
Name:	Anthony Storino
Title:	Authorized Signatory

SCP Private Credit Income FUND SPV LLC

By	/s/ Anthony Storino
Name:	Anthony Storino
Title:	Authorized Signatory

SCP PRIVATE CREDIT INCOME BDC SPV LLC

By	/s/ Anthony Storino
Name:	Anthony Storino
Title:	Authorized Signatory

SCP PRIVATE CORPORATE LENDING FUND SPV L.P.

By	/s/ Anthony Storino
Name:	Anthony Storino
Title:	Authorized Signatory

SCP SF DEBT FUND L.P.

By	/s/ Anthony Storino
Name:	Anthony Storino
Title:	Authorized Signatory

SLR HC ONSHORE FUND L.P.

By	/s/ Anthony Storino
Name:	Anthony Storino
Title:	Authorized Signatory

SCP CAYMAN DEBT MASTER FUND SPV LLC

By	/s/ Anthony Storino
Name:	Anthony Storino
Title:	Authorized Signatory

SLR HC BDC LLC

By	/s/ Anthony Storino
Name:	Anthony Storino
Title:	Authorized Signatory

[Signature Page to First Amendment to Loan and Security Agreement]